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                                  EXHIBIT 10.26

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 31st day of October, 2001, by and among BELDEN INC., a Delaware corporation (the "Borrower"), the LENDERS listed on the signature pages hereof, SUNTRUST BANK, as Syndication Agent (the "Syndication Agent"), FIRSTAR BANK, N.A., as Documentation Agent (the "Documentation Agent"), and WACHOVIA BANK, N.A., as Administrative Agent (the "Agent").

                                R E C I T A L S:
                                ---------------

         The Borrower, the Syndication Agent, the Documentation Agent, the Agent and the Lenders have entered into a certain Credit Agreement dated as of June 21, 2001 (the "Credit Agreement"). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

         The Borrower has requested the Agent and the Lenders to amend the Credit Agreement as more fully set forth herein. The Lenders, the Agent and the Borrower desire to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders, intending to be legally bound hereby, agree as follows:

         SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

         SECTION 2. Amendments. The Credit Agreement is hereby amended as set forth in Section 2.

         SECTION 2.1. Section 1.01 of the Credit Agreement is hereby amended (a) by deleting in its entirety the definition of "Purchase Money Note" and (b) by amending and restating in their entirety the respective definitions of "Purchased Receivables," "Receivables Securitization Program," "Significant Domestic Subsidiary," and "Significant Foreign Subsidiary" to read as follows:

               "Purchased Receivables" means Receivables which are purchased, contributed or in which an interest therein is otherwise transferred pursuant to the Receivables Program Documents, for a purchase price determined pursuant thereto or in return for an increase in the investment in the Receivables Subsidiary, in the case of Contributed Receivables.

               "Receivables Securitization Program" means any transaction or

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         series of transactions that may be entered into by the Borrower and its
         Subsidiaries pursuant to which the Borrower and/or its Subsidiaries may sell, convey or otherwise transfer to the Receivables Subsidiary and (in the case of a transfer by the Receivables Subsidiary) any other Person, or may grant a security interest in, any Receivables Program Assets (whether now existing or arising in the future); provided that:

                    (A) no portion of the indebtedness or any other obligations
               (contingent or otherwise) of a Receivables Subsidiary or Special Purpose Vehicle (i) is Guaranteed by the Borrower or its Subsidiaries (other than the Receivables Subsidiary and excluding Guarantees of obligations pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates the Borrower or its Subsidiaries (other than the Receivables Subsidiary) for payment other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or asset of the Borrower or its Subsidiaries (other than the Receivables Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction of obligations incurred in such transactions, other than pursuant to Standard Securitization Undertakings;

                    (B) the Borrower and its Subsidiaries (other than the
               Receivables Subsidiary) do not have any obligation to maintain or preserve the financial condition of a Receivables Subsidiary or a Special Purpose Vehicle or cause such entity to achieve certain levels of operating results; and

                    (C) the net purchase price payable to the Borrower or any
               Subsidiary (other than the Receivables Subsidiary) by the Receivables Subsidiary with respect to Purchased Receivables thereunder (net of all reserves, discounts, fees and charges) is not less than 75% of the face amount of the Purchased Receivables.

               "Significant Foreign Subsidiary" means at any time any Foreign Subsidiary (other than a Receivables Subsidiary) whose (i) Net Income for the Fiscal Quarter most recently ended exceeds 5% of Consolidated Net Income for such Fiscal Quarter or (ii) total assets at such time exceed 5% of Consolidated Total Assets at such time. The Significant Foreign Subsidiaries of the Borrower as of the Closing Date are listed on Schedule 1.01B hereto.

         SECTION 2.2. Section 4.08 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               SECTION 4.08. Subsidiaries. Each of the Borrower's Subsidiaries is a corporation, limited partnership, limited liability company or other similar entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Except where the failure to be so qualified could not

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         reasonably be expected to have a Material Adverse Effect, each such
         Subsidiary is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary. Except where the failure to have such could not reasonably be expected to have a Material Adverse Effect, each such Subsidiary has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. As of the Closing Date, the Borrower has no Subsidiaries except for those Subsidiaries listed on Schedule 4.08, which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation. Those Subsidiaries listed on Schedule 1.01A hereto are all of the Significant Domestic Subsidiaries of the Borrower as of the Closing Date. Those Subsidiaries listed on Schedule 1.01B hereto are all of the Significant Foreign Subsidiaries of the Borrower as of the Closing Date.

         SECTION 2.3. Section 6.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               SECTION 6.06. Investments. Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except (i) loans or advances to employees not exceeding $3,000,000 in aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on December 31, 2000; (ii) deposits required by government agencies or public utilities, (iii) Investments in direct obligations of the United States Government maturing within one year, (iv) Investments in certificates of deposit issued by a commercial lender whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P or Aa or the equivalent thereof by Moody's, (v) Investments in commercial paper rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing within 6 months after the date of acquisition, (vi) Investments in tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by Moody's, (vii) Acquisitions permitted by Section 6.07, (viii) Investments by the Borrower in a Subsidiary and Investments by a Subsidiary in the Borrower or any other Subsidiary; (ix) Investments in a Receivables Subsidiary; and (x) other Investments which do not at any time exceed an aggregate amount outstanding equal to 5% of Consolidated Tangible Net Worth; provided, however, that immediately after giving effect to the making of any Investment, no Default shall have occurred and be continuing.

         SECTION 2.4. Section 6.09 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               SECTION 6.09. Certain Restrictions on Borrower and Subsidiaries. The Borrower shall not, nor shall it permit any Subsidiary (other than a Receivables Subsidiary) to, directly or indirectly, create or otherwise cause


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         or suffer to exist or become effective any encumbrance or restriction on the ability of (a) any such Subsidiary to (i) pay any dividends or make any other distributions on its Capital Stock or any other interest or (ii) make or repay any loans or advances made by the Borrower or any other Subsidiary to such Subsidiary or (b) the Borrower or any such Subsidiary to create a Lien on any of the Capital Stock of any Significant First Tier Foreign Subsidiary (other than, in the case of this clause (b), any restriction contained in the Note Purchase Agreements).

         SECTION 2.5. Section 10.05(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               (a) The Borrower hereby grants to the Administrative Agent and each Lender and to Wachovia as to the Swing Loan Note, a lien for all indebtedness and obligations owing to them from the Borrower upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Administrative Agent or any such Lender or otherwise in the possession or control of the Administrative Agent or any such Lender for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Administrative Agent or any such Lender, whether now existing or hereafter established hereby authorizing the Administrative Agent and each Lender at any time or times that an Event of Default has occurred and is continuing, with or without prior notice, to apply such balances or any part thereof to such of the indebtedness and obligations owing by the Borrower to the Lenders and/or the Administrative Agent then past due and in such amounts as they may elect, and whether or not the collateral, if any, or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate; provided that, notwithstanding anything to the contrary contained in this Section, neither the Administrative Agent nor any Lender shall have a lien on, right of set-off against or interest in any proceeds or collections of Purchased Receivables, whether on deposit in any account held by the Administrative Agent or any Lender or otherwise coming into the possession of the Administrative Agent or any Lender. For the purposes of this paragraph, and subject to the immediately preceding proviso, all remittances and property shall be deemed to be in the possession of the Administrative Agent or any such Lender as soon as the same may be put in transit to it by mail or carrier or by other bailee.

         SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions, unless the Required Lenders waive such conditions:

               (a) receipt by the Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party;

               (b) the fact that the representations and warranties of the Borrower contained in Section 5 of this Amendment shall be true on and as of the date hereof.


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         SECTION 4. No Other Amendment. Except for the amendment set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.

         SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants to each of the Lenders as follows:

         (a) No Default or Event of Default, nor any act, event, condition or circumstance which with the passage of time or the giving of notice, or both, would constitute an Event of Default, under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Lenders on the date hereof.

         (b) The Borrower has the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by it.

         (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and constitutes legal, valid and binding obligations of the Borrower enforceable against it in accordance with their terms, provided that such enforceability is subject to general principles of equity.

         (d) The execution and delivery of this Amendment and the Borrower's performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, nor be in contravention of or in conflict with the articles of incorporation or bylaws of the Borrower, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are or may become bound.

         SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.


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         SECTION 7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Georgia.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.


                                 BORROWER:

                                 BELDEN INC.


                                 By:  /s/ Stephen H. Johnson            (SEAL)
                                      ------------------------------------
                                 Name: Stephen H. Johnson
                                       -----------------------------------
                                 Title: Treasurer
                                        ----------------------------------



                [Remainder of this page intentionally left blank]


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                                 WACHOVIA BANK, N.A., as Administrative
                                 agent and as a Lender


                                 By:  /s/ A. B. Deskins                 (SEAL)
                                      ------------------------------------
                                 Name: Andrew B. Deskins
                                 Title: Senior Vice President





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


                                 SUNTRUST BANK, as Syndication Agent and as a Lender



                                 By:      /s/ Linda L. Dash             (SEAL)
                                        ----------------------------------
                                 Name:    Linda L. Dash
                                        ----------------------------------
                                 Title:   Vice President
                                        ----------------------------------

                                 U. S. BANK National Association (formerly known as FIRSTAR BANK, N.A.), as Documentation Agent and as a Lender



                                 By:      /s/ Eric Hartman              (SEAL)
                                          --------------------------------
                                 Name:    Eric Hartman
                                          --------------------------------
                                 Title:   Vice President
                                          --------------------------------


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                                 ING BARINGS

                                 By:     /s/  H. F. M. M. van der Keuvel (SEAL)
                                 Name:   Drs. M. M. van der Keuvel
                                 Title:  Senior Account Manager

                                 By:
                                 Name:   Drs. E. H. J. de Groot
                                 Title:  Relationship Manager




                                       10


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                                 COMERICA BANK, as a Lender



                                 By:                                    (SEAL)
                                      ------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:
                                       -----------------------------------


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                                 THE NORTHERN TRUST COMPANY, as a Lender



                                 By:      /s/ Fredric McClendon         (SEAL)
                                          --------------------------------
                                 Name:    Fredric McClendon
                                          --------------------------------
                                 Title:   Vice President
                                          --------------------------------

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                                 THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                 as a Lender



                                 By:    /s/ Walter R. Wolff             (SEAL)
                                        ----------------------------------
                                 Name:  Walter R. Wolff
                                 Title: Joint General Manager and Group Head




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